FOOTHILLS RESOURCES, INC.



Management Presentation

October 2006

Forward-Looking Statements

This presentation material contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Foothills Resources Inc. (the "Company" or "Foothills") believes that the expectations reflected in such forward-looking statements are reasonable, they involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, the failure of certain announced acquisitions to close, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company is not under any obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Cautionary Note To U.S. Investors

CAUTIONARY NOTE TO U.S. INVESTORS — The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "resources", "resource potential", "production potential" regarding probable, possible, or recoverable reserves, among others, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-KSB, File No 001-31546, available from us at 4540 California Avenue, Suite 550, Bakersfield, California 93309. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Business Strategy

- U.S. based, growth-oriented E&P company
- Low to moderate risk identified resources
- Exploration upside a plus
- In or near existing infrastructure
- Leveraging technologies – 3D seismic / reservoir engineering
- Operating control and dominant position
- Access proprietary M&A deal flow
- Balance natural gas and oil

Business Overview

- Major development / exploration opportunity
  Eel River Basin, northern California
  - First two wells successfully drilled and producing
  - Company-making prospect
  - Basin control

- Oil production acquisition
  - Acquired four Texas oil fields
  - 5.1 million barrels proven reserves
    640 BOE net daily production
  - Deep exploration upside

Operations Overview


Eel River Basin
Anadarko Basin
Texas Gulf Coast

	Estimated Proved Reserves			
	Oil (MBbls)	Gas (MMcf)	Total (MBoe)	Gross Acreage
Eel River	-	23,000	3,833	9,000
Texas	4,978	795	5,111	3,932
Total	4,978	23,795	8,944	12,932

	Current Production		
	Oil (Bbls / d)	Gas (Mcf / d)	Total (Boe / d)
Eel River	-	500	83
Texas	640	-	640
Total	640	500	723

Note: Eel River proved reserve figures estimated based on May 1, 2003 LaRoche reserve report and will be earned by drilling and completing three wells. Texas Gulf Coast reserve estimates based on July 1, 2006 Cawley Gillespie reserve report.

Reserve and Production Potential


Estimated Near-Term Production Growth
Boe/day
3,000
2,500
2,000
1,500
1,000
500
-
Total
2,519
1,796
723
723
Current
2007 Estimate
Existing Producing Assets
Exploitation/Development


Estimated Reserves and Resource Potential
Mboe
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Total
1,645
1,645
Total
7,757
546
2,101
5,110
Total
55,922
45,422
6,667
3,833
Total
65,326
49,170
7,213
8,943
Anadarko
Texas
Eel River
Total
Proved Reserves
Probable Reserves
Possible Reserves

Foothills' daily production is expected to grow significantly over the next 18 months primarily as a result of low risk exploitation and development activities

Foothills' resource potential upside from the Eel River asset base will be augmented by the Texas Gulf Coast upside

Eel River Basin Overview

- Joint development agreement in place with INNEX Energy, LLC
- Proven Undeveloped Reserves (PUDs) underpin Eel River asset potential – likely to exceed 100 BCF
- Quick to production – infrastructure in place
- Active leasing program provides opportunity to control entire basin
  - About 5,000 acres added to date / 9,000 acres total
- Significant proven petroleum system in region
  - Tompkins Hill Field – 120 BCF cumulative production from 2,000 acres
  - Grizzly Bluff Field
    - 1964 – 1990: multiple wells tested at commercial rates
    - Lack of gas market at the time resulted in these wells being abandoned

Eel River Basin



Eel River Basin
Sacramento
San Joaquin Basin
Bakersfield
Tompkins Hill Gas Field
West Tompkins Leasehold
To Eureka
INNEX LEASED ACREAGE
ANDERSON
GRIZZLY BEAR
LRD
LRD + GRIZZLY BEAR
GRIZZLY BEAR
GRIZZLY BEAR
RUSS FAULT
PG & E Pipeline
Van Duzen River
Eel River
101
1 MILE
EEL RIVER BASIN
GRIZZLY PROJECT

PG&E line:
14 MMCFD capacity
Expansion option 40 MMCFD

Grizzly Bear

- Company-making prospect
- Potential for 500 BCF to 1 TCF
- Chevron Vicenus well – 1971: multiple thick sands with gas shows and tests
- Grizzly Bluff is the core of opportunity
- 3D seismic to identify best drill location
- Plan to drill mid-2007
- Foothills controls entire prospect



Foothills Resources
Christiansen
3-15
KB 77; 2006
WEST
EAST
EEL RIVER
Sea Level
-1000
-2000
-3000
-4000
-5000
-6000
-7000
-8000
-9000
-10,000
-11,000
-12,000
Lower Anderson Sands
RIG FAULT
Lower Rio Dell Proven Undev Gas
DST Tested Gas. In V-1
(-3841) Top Anderson
Main and Upper Anderson Sands
Eel River Sand
Undeted Shows
Gas Shows Attempt DST
Pullen Sand
Substantial Gas Shows
Bear River Sands
Gas Shows With Condensate/Oil Shows While Drilling
(-10,313) TD In Bear River
0
.5
1 mile
1000 Feet
PROSPECTIVE SANDS
TESTED GAS
(PROVEN UNDEVELOPED RESERVES)
SAND
SHALE
FOOTHILLS RESOURCES
GRIZZLY PROJECT
EAST-WEST
CROSS SECTION
Oct. , 2006

Texas Gulf Coast


Cleveland
Saratoga
Goose Creek/
Goose Creek East

Texas Gulf Coast

Overview

- Acquisition closed September 2006
- Interests in the Goose Creek, Goose Creek East, Saratoga, and Cleveland fields in southeast Texas
  - Goose Creek Field was discovered in 1908
  - Many productive reservoirs over thick interval
- 75 active wells and 79 shut-in wells
- Over 3,000 acres total net position, NRI: 75 -100% (avg 82%)

Acquisition Metrics

- $62 MM total consideration ($57.5 MM in cash and $4.5 MM in equity)
  - $11.78/Proved Boe (assuming value of proved reserves is $60.4 million)
  - $86,000/Boe/day; 3.3x forward cash flow multiple (1)

(1) Based on estimated July 2006 – June 2007 cash flow of $18.6 million per Randall and Dewey Divestment Package.

Texas Gulf Coast Acquisition Rationale

- Acquisition immediately provided approximately 640 Boe of current daily production and 5.1MMboe of proved reserves
  - Goose Creek – 30 productive reservoirs between 800 and 4,500 ft
  - 10 PUD locations and 70 recompletions
  - Significant Vicksburg potential below established productive horizons
  - 3D seismic program planned to identify upside potential
  - Waterflood opportunities

- Transaction gives Foothills immediate operating presence in Texas
  - Operating platform for complementary acquisitions

Anadarko Basin

Resource Play

- Prolific deep Morrow / Hunton gas play in Anadarko basin
- Morrow and Hunton prospects have already been identified

Exploration / Development Plan

- Acquiring rights to and reprocessing a 75 sq mi 3D seismic survey in Roger Mills County, OK
- Existing Morrow and Hunton prospects will be refined with the 3D seismic and leased in 2007
- Promote prospects for carried working interest

Field-Level Economics

Eel River Properties
Per Unit Economics ($/mcf)

Natural Gas Price (Cushing)	$5.50
Less: Differential	(0.22)
Less: LOE	(0.50)
Less: Gathering/Transport	(0.49)
Less: Production Taxes	(0.26)
Field-Level Return	**$4.02**

Texas Gulf Coast Properties
Per Unit Economics ($/bbl)

Crude Oil Price (WTI)	$60.00
Less: Differential	(1.78)
Less: LOE	(10.46)
Less: Gathering/Transport	(1.00)
Less: Production Taxes	(4.73)
Field-Level Return	**$42.03**
Field Acquisition Cost	**$11.78**

Current Ownership

Current Ownership Detail

	Current Shares	Options / Warrants	Total Shares	% of Total
Officers and Directors Total	17,274,829	470,572	17,745,401	21.8%
April '06 Offering Investors	17,587,954	11,878,492	29,466,446	36.2%
September '06 Offering Investors	10,093,804	8,046,919	18,140,723	22.3%
Public Float	12,625,006	-	12,625,006	15.5%
Other	2,699,660	738,144	2,964,571	3.6%
Total Shareholders	**60,281,253**	**21,134,127**	**81,415,380**	**100.0%**

Achievements to Date

- **Jan '06** Foothills founders agreement with INNEX
- **Apr '06** Company established in present form
  Raise $12 MM in private placement financing
  Trading begins
- **Jun '06** Sign agreement to acquire Texas oil fields
  - 5.1 MMBOE and 640 BOEPD
  - $62 MM in cash and stock

  Begin drilling in Grizzly Bluff Field
- **Aug '06** Complete drilling and successfully test wells
- **Sep '06** Raise $22.5 MM in private placement financing and $42.5 MM in mezzanine facility with Goldman Sachs
  Close on purchase of Texas oil fields
  Hedge 80% of oil production at average $70/bbl over 4 yrs
  Commence commercial gas production at Grizzly Bluff
  Commence recompletion program at Goose Creek

FOOTHILLS RESOURCES, INC.

www.foothills-resources.com